                                                   2686 Johnson Drive, Suite 201
                                                       Ventura, California 93003
                                                  805-642-5050 Fax: 805-642-5959
                                                                    www.sftv.com

         (Logo)
         Skip Fredricks TV, Inc.
         A Division of Fredricks Entertainment

July 22, 2002

Patrick Schaefer, President
Schaefer Entertainment Inc.
Deerfield Beach, Florida

RE: WRA

Dear Patrick:

Attached is a copy of our current distribution for XSTV. This communication is confirmation that The World Roller Alliance, "Globe Warriors," program will be included as part of our programming block.

As is noted on our distribution sheet, XSTV can currently be seen on Fox Sports
Net in California and Fox Sports Net in NY in the fall. The show is seen throughout the southeast on Sunshine and Comcast and in the West on Action
Sports Network. Still further XSTV airs on syndication in all the major markets throughout the United States in more than 47 million Households. The show is also part of "Direct TV" Satellite, seen in an additional 12 million homes. Both
Syndication and Direct TV provide the show with a "national footprint." XSTV is also seen on "In Flight" on the major airlines.

Fredricks Entertainment has recently "inked" deals with both Pocket PC Films and
Audio Star to provide content for sale on DVD and Palm Pilot devices at major retailers nationwide. The first Pocket PC CD is shipping into retailers as we speak. DVD's will be available in the fall for holiday peak business. Our intention is to develop both a DVD and a Pocket PC Program for Globe Warriors.
See attached launch memos.

We are looking forward to an exciting relationship with the WRA and are anxious
"to get the ball rolling."

Sincerely,

/s/ Skip Fredricks
    Skip Fredricks
    President/Executive Producer

Attachment

                             XSTV DISTRIBUTION 2002

   Distribution                                         Subscriber
     Network                  Coverage Area             Households       Airing*
------------------------ --------------------------- ----------------- ---------------
  FOX Sports Net NY         New York State              4.4 Million      SUN 12:30 PM
  13 Episodes               Northern New Jersey
                            Connecticut, Pennsylvania
------------------------ --------------------------- ----------------- ---------------
  Sunshine Network          Florida                     4.9 Million      THUR. 5:30 PM
  (mang. Partner:
  FOX Sport Net)
  13 Episodes
------------------------ --------------------------- ----------------- ---------------
  CSS                       Tennessee, Alabama, FL      2.01 Million     THUR. 10:00 PM
  Comcast Cablevision       Arkansas, Kentucky                           WED. 10:00 PM
  Charter Communications    N. Carolina, S. Carolina
  13 Episodes               Mississippi, Georgia
------------------------ --------------------------- ----------------- ---------------
  Fox Sports West 2         California                  3.0 Million      SAT. 11:00 AM
  26 Episodes
------------------------ --------------------------- ----------------- ---------------
  America West, USAir,
  United                    flights                     700,000          NOV. DEC. 02
  In flight                 XSTV Ice Edition            Direct Viewers   JAN 03
------------------------ --------------------------- ----------------- ---------------
  Action Sports Network     Oregon & Washington     2.0 Million      TUE/THUR. 5 PM
  26 Episodes                                                            SAT. 11:00 AM
------------------------ --------------------------- ----------------- ---------------
  TV & Cable LPTV
  Syndication               24 States                   47 Million       VARIOUS
  XSTV, Ice Edition
  (Winter)                  Local Stations
------------------------ --------------------------- ----------------- ---------------

   Fox Sports Net New York, CSS and Sunshine are both available on "DirectTV."
                 This equates to another 12 Million Subscribers

Sunshine Network                Fox Sports Net                 CSS
      (logo)                       (logo)                     (logo)

     United                         ASCN              New Visions Syndication
     (logo)                        (logo)                    (logo)

America West Airlines            US Airways
       (logo)                      (logo)